TECHNOLOGY | INNOVATION | SOLUTIONS Investor Presentation June 2016

TECHNOLOGY | INNOVATION | SOLUTIONS Forward-looking Statements & Non-GAAP Financial Information 2 Forward-Looking Language This presentation and all publicly available documents, including the documents incorporated herein and therein by reference, contain, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods, including statements on the slides in this presentation titled “Total Addressable Market,” “FY17 Outlook,” and “Investment Highlights.” Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the risk factors set forth in Item 1A of the company’s Annual Report for the fiscal year ended March 31, 2016. Copies are available from the SEC or the Agilysys website. We undertake no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted cash flow from operations and adjusted EBITDA. Management believes that such information can enhance investors' understanding of the company's ongoing operations. See the tables on slide 21 & 22 for reconciliations to the comparable GAAP measures.

TECHNOLOGY | INNOVATION | SOLUTIONS Key Financial Statistics 3 •Adjusted EBITDA ^ Market Stats Stock Price (6/24/16) $10.27 Diluted Shares Outstanding 22.5M 52 Week High $12.56 Diluted Market Capitalization $231M 52 Week Low $7.97 Total Debt (at 3/31/2016) $0.3M Average Daily Volume (3 months) 30,295 Cash & Marketable Securities (at 3/31/2016) $60.6M Basic Shares Outstanding 22.5M Enterprise Value $170M Financial Metrics & Valuation (FY16) Revenue $120.4M Adjusted EBTIDA^ $4.3M Earnings per share ($0.17) EV/Revenue 1.4x $1.8 $6.5 $1.2 $4.3 $0.0 $10.0 FY13 FY14 FY15 FY16 ^Non-GAAP measure, see reconciliation on slide 21 & 22 FY13 & FY14 results reflect the sale of RSG and UK entity

TECHNOLOGY | INNOVATION | SOLUTIONS Transform the guest services experience in the hospitality industry. Build lasting connections with our team, our customers, our stakeholders and our communities. Our Purpose Our Vision Our Mission and Vision 4

TECHNOLOGY | INNOVATION | SOLUTIONS Established Iconic Product Offerings: Interfaced, Not Common Platform 5 Note: Revenue contribution figures represent percentage of fiscal year ended March 31, 2016. Workforce Management (Staff) 1% of Revenue Property Management (Book, Arrive, Order) 24% of Revenue Point-of-Sale (Order) 57% of Revenue Inventory & Procurement (Procure) 10% of Revenue Document Management (Order, Procure) 3% of Revenue

TECHNOLOGY | INNOVATION | SOLUTIONS 6 Key Differentiators The best hospitality knowledge coupled with the best technology talent Competitive Strengths Scalability Support deployments from single lane café (POS) to 8,000 room property (PMS) on a single instance Scalability Scalability High levels of customer service and satisfaction leads to industry-leading average customer life of over ten years Customer Engagement Scalability Successfully running mission critical operations for high profile accounts Stability Scalability Handle disconnected scenarios for weeks at a time Offline Capabilities Scalability Full-service product suite supports customers’ business operations Integrated Suite 6

TECHNOLOGY | INNOVATION | SOLUTIONS 7 rGuest Technology Development Strategy & Plan • Shifting focus from product-centric solutions with a high number of software modules and operating silos to integrated platform centric solution for Lodging, F&B and Payments applications • Designed to run as a Software as a Service (“SaaS”)-based platform on the public cloud, private cloud, on premise, or in a hybrid configuration • Changes the guest interaction dynamic from “Transaction” to “Experience Management” • Transforms Agilysys into a SaaS business • Shifts primary focus to a subscription services revenue model from legacy license and maintenance revenue model • Providing customers with an upgrade and/or migration path from previously purchased Agilysys products to new rGuest application • rGuest sales accounted for approximately 5% of revenue in Fiscal 2016 7

TECHNOLOGY | INNOVATION | SOLUTIONS 8 rGuest Platform & Product Offering Overview: End- to-End Solutions 8 Agilysys’ Unified Platform for Delivering its Next Generation Offerings Promote Staff Survey Promote Supply Seat Reserve Stay Buy Stay Upsell Profile Analyze NextGen Offering Today’s Offering Guest Lifecycle Pay Suggest Order Market Discover Book / Reserve Arrive Analyze Procure Staff Experience Current offering Future offering Pay Seat

TECHNOLOGY | INNOVATION | SOLUTIONS 9 rGuest: Managing the Guest Experience Current Offering Future Offering 9 RESERVE/BOOK 1 ARRIVE/PLAN 2 ORDER/ENJOY 5 ORDER/REST 4 SIT 3 DEPART 6 REFLECT 7 rGuest Seat 1 rGuest Pay RESERVE/BOOK rGuest Seat 3 SIT rGuest Buy 4 rGuest Stay ORDER rGuest Pay 5 4 rGuest Buy ORDER 5 rGuest Analyze 7 rGuest Promote REFLECT rGuest Seat 2 rGuest Stay ARRIVE/PLAN rGuest Analyze rGuest Buy rGuest Stay DEPART rGuest Pay 6 rGuest Buy 4 rGuest Stay ORDER rGuest Pay 5 rGuest Analyze DISCOVER 0

TECHNOLOGY | INNOVATION | SOLUTIONS 10 rGuest Platform Value Proposition Guest Recruitment, Improve Recruitment Personalized Service, Strengthen Connection Revenue & Profit Growth, Increase Wallet Share Optimize Operations, Reduce Costs 10

TECHNOLOGY | INNOVATION | SOLUTIONS 11 Delivering Vision Through the rGuest Platform Common User Interface Shared Configuration Common Services Cloud technology Open architecture Rich Integrations • Common services allow rapid innovation across the Agilysys suite of applications • Common User Interface throughout all applications • Shared configuration and management to reduce overhead of managing multiple systems • Designed from the ground up for today’s trends and tomorrow’s innovations • Cloud delivered with future options for on premise and hybrid scenarios • Built with an open SOA architecture in mind for partner and customer application integration • Allows for rich data integration between Agilysys applications as well as those of our customers and partners 11

TECHNOLOGY | INNOVATION | SOLUTIONS 12 Product Status (POS) Limited Release 12 (PMS)

TECHNOLOGY | INNOVATION | SOLUTIONS Total Addressable Market is Growing 13 $14B+ Market Opportunity $4.3B Addressed Market AGYS Product roadmap significantly expands total addressable market Industry growth expected at 5-7% annually (commissioned IHL and STR study)

Significant Room for Growth in Markets We Serve

TECHNOLOGY | INNOVATION | SOLUTIONS

$4B in annual spending on existing software services and recurring software maintenance for current product portfolio

Gaming

Pinnacle Entertainment
Sands Casino & Resort
The Cosmopolitan of Las Vegas
Valley View Casino & Hotel
Caesars Palace
Casino Del Sol
Boyd Gaming
Ho-Chunk Gaming
Oxford Casino
Maryland Live! Casino

Hotels, Resorts, and Cruise

Drury Hotels Company
The Broadmoor Colorado Springs
The Breakers Palm Beach
The SeaPines Resort
Black Rock Oceanfront Resort
Royal Caribbean International
Pinehurst
Vail Resorts
Royal Lahaina Resort

Food Service

Compass Group
Benchmarc Restaurants by Marc Murphy
Sugar Factory
BRguest Hospitality
Savor

Restaurants, Universities, Stadia and Healthcare

Yale University
Vanderbilt University
California State University at Fullerton – Auxiliary Services Corporation

Revenue Mix by Market (FY16*)


10%
14%
53%
23%

Note: Revenue contribution figures represent percentage of fiscal year ended March 31, 2016.

Agilysys
14

TECHNOLOGY | INNOVATION | SOLUTIONS Historical Financial Results 15 All numbers in thousands, except per share data *FY13 & FY14 results reflect the sale of RSG and UK entity ^ Non-GAAP measure, see reconciliation on slide 21 & 22 $94,008 $101,261 $103,514 $120,366 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 FY13 FY14 FY15 FY16 Revenue * ($1,909) $3,235 $876 $7,917 ($5,000) $0 $5,000 $10,000 $15,000 FY13 FY14 FY15 FY16 Adjusted Cash from Continuing Operations^ $1,836 $6,450 $1,174 $4,287 $0 $2,000 $4,000 $6,000 $8,000 $10,000 FY13 FY14 FY15 FY16 Adjusted EBITDA^ ($6,214) ($2,895) ($11,497) ($3,765) ($15,000) ($13,000) ($11,000) ($9,000) ($7,000) ($5,000) ($3,000) ($1,000) FY13 FY14 FY15 FY16 Loss from Continuing Operations *

TECHNOLOGY | INNOVATION | SOLUTIONS Recurring Revenue Contribution Focus 16 FY13 FY14 FY15 FY16 52.2% 52.5% 54.1% 50.0% 33.0% 34.2% 30.8% 34.4% 14.8% 13.3% 15.1% 15.6% Product Mix (as % of total revenue) Recurring Revenue (support, maintenance & subscription) Product Revenue Professional Services Revenue • Recurring revenues comprised 50% of the Company’s FY16 revenue versus 52% in FY13. • Leveraging growing market share and installed product base to offer an increased level of recurring services • Expanding SaaS-based product offerings to create an ongoing customer relationship and foster enhanced recurring revenues SaaS revenues up 28.7% in FY16 vs FY15

TECHNOLOGY | INNOVATION | SOLUTIONS Strong Balance Sheet 17 Consolidated Balance Sheet (in thousands) March 31, 2016 March 31, 2015 Cash, cash equivalents and marketable securities $60,608 $75,067 Other current assets 34,893 29,950 Long-term assets 89,656 76,508 Total assets $185,157 $181,525 Current liabilities $54,100 $50,610 Other liabilities 7,584 6,727 Total liabilities $61,684 $57,337 Shareholders’ equity 123,473 124,188 Total liabilities and shareholders’ equity $185,157 $181,525

TECHNOLOGY | INNOVATION | SOLUTIONS Recent Product and Corporate Highlights • FY16 revenue up 16% Y/Y and adjusted EBITDA up over 250% • Total contract value of bookings of subscription-based business increased more than 150% Y/Y • SaaS revenue increased 29% Y/Y • POS end point installations grew approximately 30% to over 35,000 at fiscal 2016 year end; number of hotel rooms managed increased approximately 3% to over 236,000 • Notable success with rGuest platform solutions, with more than 345 rGuest Pay agreements in FY16 and nearly 400 deals since launch in the later part of FY15 • Announced general availability of groundbreaking rGuest Stay for limited service hotels in May 2016 • Introduced hosted version of LMS property management system • Provides new benefits to hospitality operators • Foundation for seamless future transition to rGuest Stay platform • LMS now fully integrated with rGuest Pay and rGuest Analyze • Introduced new versions of InfoGenesis and InfoGenesis Flex that are fully integrated with rGuest Pay, rGuest Seat and rGuest Analyze 18

TECHNOLOGY | INNOVATION | SOLUTIONS Fiscal 2017 Outlook* • Revenue of approximately $132 - $136 million compared to fiscal 2016 revenue of $120 million • Forecast anticipates greater than market rate of growth • Expect bookings will continue to favor subscription-type contracts • Gross margin is expected to be in the low-50% range • Reflects the impact of higher cost of goods sold related to the recently announced general availability of rGuest Stay for limited and select service hotels and chains and a continued mix shift in revenue towards more subscription based sales • Adjusted EBITDA is expected to double in fiscal 2017 compared to fiscal 2016 Adjusted EBITDA of $4.3 million • Expected modest use of cash with projected year-end cash balance of approximately $55 million • Total product development investment will be lower than FY16 levels 19 *As provided on June 9, 2016

TECHNOLOGY | INNOVATION | SOLUTIONS Investment Highlights 20 • Agilysys’ solutions drive substantial customer benefits including increased revenue, reduced cost, enhanced guest experiences, and improved morale • Significant growth opportunities through cross-selling, next-gen SaaS product rollout, new market penetration and international expansion • Strong industry demand and upsell opportunities to our over 3,100+ customers • Strong balance sheet as of March 31, 2016: • $60.6 million of cash and marketable securities • Year-over-year normalized deferred revenue of $41.9 million • $173 million in net operating losses 50% Recurring Revenue FY16 74% Recurring Revenue Gross Margins 95%+ Renewal Rate in FY2016 $14B+ Market Opportunity 10+ Year Average Customer Relationship

TECHNOLOGY | INNOVATION | SOLUTIONS Non-GAAP Reconciliation 21 2013 2014 2015 2016 Net (loss) income (1,298)$ 17,097$ (11,497)$ (3,765)$ (Loss) Income from discontinued operations, net of taxes 4,916 19,992 - - Loss from continuing operations (6,214) (2,895) (11,497) (3,765) Income tax (benefit) expense (3,118) (2,491) (1,054) 6 Loss before income taxes (9,332) (5,386) (12,551) (3,759) Depreciation of fixed assets 2,137 2,074 2,225 2,199 Amortization of intangibles 3,284 6,414 3,461 1,243 Amortization of developed technology 805 312 1,294 1,022 Interest (income) expense 253 61 (62) (63) EBITDA (b) (2,853) 3,475 (5,633) 642 Share-based compensation 1,638 2,119 3,140 3,405 Asset write-offs and other fair value adjustments 120 327 1,836 283 Restructuring, severance and other charges 1,495 1,392 1,482 180 Other non-operating (income) expense (228) (863) 146 (491) Legal settlements 1,664 - 203 268 Adjusted EBITDA from continuing operations (a) 1,836$ 6,450$ 1,174$ 4,287$ (a) Adjusted EBITDA from continuing operations, a non-GAAP financial measure, is defined as income from continuing operations before income taxes, interest expense (net of interest income), depreciation and amortization (including amortization of developed technology), and excluding charges relating to i) legal settlements, ii) restructuring, severance, and other charges, iii) asset write-offs and other fair value adjustments, iv) share-based compensation, and v) other non-operating (income) expense (b) EBITDA is defined as net income before income taxes, interest expense, depreciation and amortization (In thousands) AGILYSYS, INC. RECONCILIATION OF ADJUSTED EBITDA TO NET (LOSS) INCOME (UNAUDITED) Fiscal year ended March 31,

TECHNOLOGY | INNOVATION | SOLUTIONS Non-GAAP Reconciliation 22 2014 2015 2016 Operating activities: Net cash provided by (used in) operating activities from continuing operations 1,384$ (2,186)$ 7,218$ Non-recurring cash items: Payments for restructuring, severance and other charges 1,741 1,348 616 Payments for legal settlements 110 1,714 83 Adjusted cash provided by continuing operations (a) 3,235$ 876$ 7,917$ (a) Non-GAAP financial measure (In thousands) RECONCILIATION OF OPERATING CASH FLOWS FROM CONTINUING OPERATIONS (UNAUDITED) TO ADJUSTED CASH FLOWS FROM CONTINUING OPERATIONS Fiscal year ended March 31, AGILYSYS, INC.